A Rapidly Growing E&P Company



August 2018

FOOTHILLS EXPLORATION, INC.

OTCQB: FTXP

Forward Looking Information

THIS COMMUNICATION IS FOR YOUR GENERAL INFORMATION ONLY AND IS NOT AN OFFER OR SOLICITATION TO BUY OR SELL ANY SECURITY. ALL STATEMENTS OTHER THAN STATEMENTS OF HISTORICAL FACT ARE "FORWARD-LOOKING STATEMENTS" FOR PURPOSES OF FEDERAL AND STATE SECURITIES LAWS, INCLUDING, BUT NOT LIMITED TO, ANY PROJECTIONS OF EARNINGS, REVENUE OR OTHER FINANCIAL ITEMS; ANY STATEMENTS OF THE PLANS, STRATEGIES AND OBJECTIONS OF MANAGEMENT FOR FUTURE OPERATIONS; ANY STATEMENTS CONCERNING PROPOSED NEW SERVICES OR DEVELOPMENTS; ANY STATEMENTS REGARDING FUTURE ECONOMIC CONDITIONS OR PERFORMANCE; ANY STATEMENTS OR BELIEF; AND ANY STATEMENTS OF ASSUMPTIONS UNDERLYING ANY OF THE FOREGOING.

FORWARD-LOOKING STATEMENTS MAY INCLUDE THE WORDS "MAY," "COULD," "ESTIMATE," "INTEND," "CONTINUE," "BELIEVE," "EXPECT" OR "ANTICIPATE" OR OTHER SIMILAR WORDS. THESE FORWARD-LOOKING STATEMENTS PRESENT OUR ESTIMATES AND ASSUMPTIONS ONLY AS OF THE DATE OF THIS REPORT. EXCEPT FOR OUR ONGOING SECURITIES LAWS, WE DO NOT INTEND, AND UNDERTAKE NO OBLIGATION, TO UPDATE ANY FORWARD-LOOKING STATEMENT.

ALTHOUGH WE BELIEVE THAT THE EXPECTATIONS REFLECTED IN ANY OF OUR FORWARD-LOOKING STATEMENTS ARE REASONABLE, ACTUAL RESULTS COULD DIFFER MATERIALLY FROM THOSE PROJECTED OR ASSUMED IN ANY OR OUR FORWARD-LOOKING STATEMENTS. OUR FUTURE FINANCIAL CONDITION AND RESULTS OF OPERATIONS, AS WELL AS ANY FORWARD-LOOKING STATEMENTS, ARE SUBJECT TO CHANGE AND INHERENT RISKS AND UNCERTAINTIES. THE FACTORS IMPACTING THESE RISKS AND UNCERTAINTIES INCLUDE, BUT ARE NOT LIMITED TO: (A) POTENTIAL DEFAULT UNDER OUR SECURED OBLIGATIONS; (B) A DEFAULT UNDER ANY MATERIAL DEBT AGREEMENTS; (C) INCREASES IN INTEREST RATES OR OUR COST OF BORROWING; (D) DETERIORATION IN GENERAL OR REGIONAL ECONOMIC CONDITIONS; (E) ADVERSE STATE OR FEDERAL LEGISLATION OR REGULATION THAT INCREASES THE COSTS OF COMPLIANCE, OR ADVERSE FINDINGS BY A REGULATOR WITH RESPECT TO EXISTING OPERATIONS; (F) INABILITY TO ACHIEVE FUTURE SALES LEVELS OR OTHER OPERATING RESULTS; (G) FLUCTUATIONS IN THE PRICE OF OIL AND GAS; (H) THE UNAVAILABILITY OF FUNDS FOR CAPITAL EXPENDITURES; AND (I) OPERATIONAL INEFFICIENCIES IN OUR OPERATIONS.

Corporate Snapshot

Foothills Exploration, Inc. (OTCQB: FTXP), is a growth stage oil and gas exploration and production (E&P) company with a focus and expertise in the acquisition and development of oil and gas properties.

- Currently acquiring and developing undervalued & underdeveloped oil and gas assets at attractive valuations.
- Exploiting opportunities to execute on an oil and gas roll-up strategy in the Rockies while the majors focus on the Permian Basin and Scoop and Stack Plays.
- Building a portfolio of producing wells that have low operating costs, long life reserves and significant upside potential through improved price environments and development runway.

OTCQB:	FTXP
Share Price (8/27/18)	$0.13
Market Cap (8/27/18)	$ 2.6 MM
Common Shares Outstanding	20.1 MM
Management Ownership	6.3 MM
Institutional Ownership	5.9 MM
Total Debt	$8.65 MM

Regional Focus and Expertise

- **Well defined geographic focus** – Rockies
- **Strong management and technical team** with a proven track record and deep operational knowledge of the area
- Applying *new drilling and completion technologies to* **define and optimize untapped potential**



DUCHESNE
UINTAH
UT
CO
Altamont
Red Wash
Monument Butte
Natural Buttes
Uinta Basin
Peters Point
CARBON
EMORY
GRAND
Oil
Natural Gas



Greater
Green
River
Basin
uplift
Uinta
belt
thrust
Wyoming



Rocky Mountains

- Uinta Basin – Utah
- Piceance Basin - Colorado
- Greater Green River & Big Horn Basins – Wyoming

Uinta Basin Overview

FOOTHILLS EXPLORATION, INC.

- Multi-stacked resource play with 30 billion barrels of OOIP from multiple formations
- Uinta Basin has more OOIP than the Eagle Ford, Niobrara and Bakken shale plays
- Strong industry results being generated in Castle Peak, Uteland Butte and Wasatch zones with 1-mile and 2-mile horizontal wells.

Multi-Stacked Resource Pay

Mahogany
Garden Gulch
Douglas Creek
Black Shale
Castle Peak
Uteland Butte
Wasatch

With Significant Oil Remaining in Place

Large Operators in the Uinta Basin

Foothills is surrounded by world-class operators in the area

NEWFIELD
NYSE: NFX
Mkt Cap: $5.5B

Crescent Point
NYSE: CPG
Mkt Cap: $3.64B

eog resources
NYSE: EOG
Mkt Cap: $118.6B

Berry Petroleum Corporation
NASDAQ: BRY
Mkt Cap: $1.279B

Anadarko Petroleum Corporation
NYSE: APC
Mkt Cap: $33.054B

elpaso
NYSE: EPE
Mkt Cap: $447.6MM

QEP RESOURCES
NYSE: QEP
Mkt Cap: $2.386B

Opportunity

- High Risk / High Reward development stage oil and gas company with properties that have significant exploration and development opportunities
- Existing Wellbores for potential immediate cash generation
- Projects with Significant Proved Oil and Natural Gas Reserves
- Oil prices forecasted to be $75-80 in the next 2 years
- Ability to grow production profile to 500 BOEPD in 6 Months from existing assets[1]

1. Assuming necessary funding is secured.

Current Initiatives

- FTXP is currently focused on funding and developing two in-house projects to create shareholder value through a balanced mix of oil and natural gas production from its current assets in the Rockies.
- FTXP's rework program will return the Company's six Duck Creek area oil wells back into production with low risk operations including swabbing, perforating, and frac reworks targeting bypassed pay zones.
- Two EOG-operated Hz gas wells, in which FTXP has a non-operated working interest, have been producing commercially since Dec 2017.

FTXP Asset Overview

FOOTHILLS EXPLORATION, INC.

Duck Creek

- $1MM CapEx
- 3-6 well bypassed zone rework program
- $2.1MM est. annual field level net income based on $60 oil
- 210 BOPD projected

EOG Wells

- $3.4MM[1] CapEx for 2 Hz wells producing since Dec '17
- $1.0MM est. annual field level net income based on $2.75 gas
- 21.62% working interest in both wells

Uinta / Ouray Assets

- 5,700 proved undeveloped acres[2]
- 7+ MMBO PUD reserves and 6+ probable reserves
- $100MM PV-10 value

1. Payment of ~$3.346MM must be made to EOG Resources, Inc.
2. Pending BIA administrative appeal and $5MM Tribal payment

Unlocking Shareholder Value

FOOTHILLS EXPLORATION, INC.

- $1.0MM Capex invested into our Duck Creek rework program is expected to deliver ~$2.9MM in gross annual revenues @$60 oil.
- Internal Company cash flows will be reinvested into reworking 3 additional Duck Creek wells to generate 50 -200 BOPD additional barrels of oil per day.
- FTXP's 21% working interest in two EOG-operated horizontal Uinta Basin gas wells (Capex ~$3.4MM*) is expected to generate $2.3MM (gross) and $1.0MM (net) pre-tax income (after LOE's) in 2018.

**Payment must be made to EOG Resources, Inc.*

Duck Creek Rework Program

FOOTHILLS EXPLORATION, INC.

- TOTAL CAPEX = $ 1.0 MM
- Rework 3 of 6 Duck Creek wells back to production
- Potential 210 BOPD (post rework)
- Rework program will target bypassed pay zones in Castle Peak, B-Limestone, Black Shale and Douglas Creek formations
- Swab, perforate and frac rework operations
- Estimated to generate ~$2.9MM annual gross revenues and ~$2.1MM in field level net operating income based on $60 oil.

Additional Development Opportunities

- Uinta/Ouray assets* consist of 5,700 acres with proved undeveloped reserves providing the Company with numerous infield drilling locations and considerable upside potential in the near term:
  - 7+ MMBO PUD reserves
  - 6+ MMBO Probable reserves
  - Existing infrastructure in place
  - Multiple stacked pay zones
  - Horizontal drilling targets in Black Shale, Uteland Butte and Upper Wasatch
  - Proven Oil Field with numerous PUD Locations
  - Long-Life Reserves



N
Altamont, Bluebell, and Cedar Rim
DUCHESNE
Asphalt Ridge (outcrop)
Vernal
Jensen
Ashley Valley
Red Wash, Wonsits Valley
Raven Ridge
Horseshoe Bend
Brennan Bottom
Provo
Fruitland
Duchesne
Roosevelt
Greater Monument Butte*
Ouray
Natural Buttes
Coyote Basin
Bonanza
WASATCH
UTAH
Duchesne
Brundage Canyon
Soldier Summit
Sowers Canyon
Antelope Creek
Uteland Butte
Rock House
Thistle
Tucker
Castlegate
Love
Oil Springs
Agency Draw
Sheep Ridge
Main Canyon
Helper
Stone Cabin
Peters Point
Soldier Creek
Reserve
Pine Springs
UINTAH
Price
Wellington
CARBON
North Hill Creek
Flat Rock
Fence Canyon
EMERY
Moon Ridge
Cedar Camp
To Green River
Segundo Canyon
San Arroyo and Westwater
GRAND
COLORADO
UINTA BASIN
Gas field
Oil field
* Greater Monument Butte consists of the Monument Butte, Castle Peak, Eight Mile Flat, Eight Mile Flat North, and Pariette Bench fields

*Pending BIA administrative appeal and $5MM Tribal payment

Public Company Comps

FOOTHILLS EXPLORATION, INC.

Company	Ticker Symbol	TTM Total Revenue	Total Debt ($ MM)	Market Cap ($ MM)	Share Price
EOS Petro, Inc.	EOPT	$41.24K	$10.68	$128.20	$2.31
Petroteq Energy, Inc.	PQE	$0	$4.00	$117.22	$1.54
Perisson Petroleum Corp.	POG	$2.32MM	$6.98	$110.99	$0.13
Zion Oil & Gas, Inc.	ZN	$0	$2.09	$93.15	$1.57
Alpha Energy, Inc.	APHE	$4.59K	$0	$72.68	$4.25
Cuda Oil and Gas Inc.	CUDA	$104.7K	$2.04	$70.12	$3.71
Petro River Oil Corp.	PTRC	$723.4K	$2.22	$24.60	$1.40
Foothills Exploration, Inc.	**FTXP**	**$1.32MM**	**$8.65**	**$2.61**	**$0.13**

Snapshot of North American Junior Oil and Gas Exploration & Production Companies

Summary

FOOTHILLS EXPLORATION, INC.

- Duck Creek rework program expected to generate ~210 barrels/day (aggregate) from 3 wells and $1MM total Capex:
- Management plans to fund the rework of 3 additional Duck Creek area wells from internal cash flows to generate an additional 50 - 200 barrels of oil per day.
- EOG-operated wells expected to generate $2.3MM (gross) and $1.0MM (net) field level revenues.
- Uinta/Ouray assets require Capex of ~$5MM to clear title for 5,700 proved acres and secure ~7 MMBO in PUD reserves with PV-10 value of ~$100MM.
- Pipeline of potential low-cost value added bolt-on acquisitions to grow the Company's Rockies footprint

Management Team

FOOTHILLS EXPLORATION, INC.

Kevin J. Sylla
Executive Chairman

- Also serves as CEO of Foothills Petroleum, Inc., FTXP's main operating subsidiary.
- 10 years of oil & gas industry experience with extensive knowledge in business development, mergers and acquisitions, and management of oil and gas field operations.
- Served as Managing Director of Tiger Energy Operating and Tiger Energy Partners International.
- Participated extensively in the financing, acquisition and development of hundreds of domestic oil and gas wells.
- Petroleum Land Management from TCU and Energy & Finance Management Certification from University of Denver.

B.P. Allaire, MBA
CEO, Director

- Seasoned business operator with over 25+ years experience in numerous disciplines across various industries, with last 7 years in oil & gas industry.
- Former Managing Partner of Versailles Capital Partners, a multi-discipline strategic advisory and business development firm based in Los Angeles.
- Experience leading a rollup and integration of 4 acquired targets into a vertically-integrated entity.
- MBA in General Management from Harvard Business School.
- Summa cum laude graduate of Johnson & Wales University.
- B.S. Management, A.S. Finance & Investments / A.S. Advertising & Public Relations.

Christopher Jarvis, MBA, CFA, CMT
EVP Finance, Director

- 20+ years of capital markets and investments experience covering equity, commodity and fixed-income markets.
- Engineered and executed energy risk management hedges for large multi-national companies.
- Ranked #1 by Bloomberg's BARR analyst ranking system as a publishing analyst in 2005.
- Routinely appears on CNBC, Fox Business News and Reuters.
- Contributor to major print media outlets including Reuters, Bloomberg, and the Wall Street Journal as an oil and gas analyst.
- MBA from University of Connecticut, with concentration in Finance.
- B.A. in Arts History from University of Massachusetts.

Management Team (con't)

FOOTHILLS
EXPLORATION, INC.

Alex Hemb
Director, Petroleum Engineer

- 25+ years' experience as Petroleum Engineer, both onshore and offshore with broad domestic and international work experience.
- Engineered & developed technology for separating oil and water and commercialized this into a successful company providing oil/water separation services to oil & gas industry.
- B.S. M.Sc. Petroleum Engineering from Montana Tech with numerous certifications from various oil and gas technical schools.


ACQUISITION · DEVELOPMENT · PRODUCTION GROWTH

FOOTHILLS
EXPLORATION, INC.

Company Contact
Kevin J. Sylla
Executive Chairman
(720) 449-7478
ksylla@foothillspetro.com

633 17th Street, Suite 1700
Denver, CO 80202
(720) 449-7478
www.foothillspetro.com

Investor Relations Contact
Christopher Jarvis
EVP Finance
(720) 449-7478
ir@Foothillspetro.com